UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2021

LIMBACH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Waterfront Place, Suite 201, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 359-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	LMB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

As previously reported, on February 10, 2021, Limbach Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Lake Street Capital Markets, LLC (the “Underwriter”) relating to an underwritten public offering (the “Offering”) of an aggregate of 1,783,500 shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”). The Underwriting Agreement provided for purchase and sale of the Shares by the Company to the Underwriter at a price of $11.28 per Share. The price to the public in the Offering was $12.00 per Share. In addition, under the terms of the Underwriting Agreement, the Company granted the Underwriter a 30-day option to purchase up to an additional 267,525 shares of Common Stock to cover over-allotments, if any, on the same terms and conditions.

On February 12, 2021, the parties closed the transactions contemplated by the Underwriting Agreement and the Company sold to the Underwriter 1,783,500 shares of its Common Stock. The net proceeds to the Company from the Offering after deducting the underwriting discounts and commissions were approximately $20 million. The Company expects to use the net proceeds of the Offering for working capital and general corporate purposes.

Lake Street Capital Markets, LLC acted as sole book-runner for the Offering.

The Offering was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-232406) declared effective by the Securities and Exchange Commission on August 6, 2019, a Registration Statement on Form S-3 (File No. 333-252929) filed with the Securities and Exchange Commission on February 10, 2021 pursuant to Rule 462(b) that was effective on filing, and a related prospectus supplement and accompanying prospectus.

On February 12, 2021, the Company issued a press release announcing that it had closed the Offering. A copy of such press release is furnished as Exhibits 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued February 12, 2021 (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMBACH HOLDINGS, INC.

By:	/s/ Jayme L. Brooks
Name:	Jayme L. Brooks
Title:	Chief Financial Officer

Dated: February 12, 2021